                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            NEW ENGLAND ZENITH FUND
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               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

              [LETTERHEAD OF NEW ENGLAND FINANCIAL APPEARS HERE]


March 11, 1998

TO OWNERS OF AMERICAN GATEWAY SERIES VARIABLE LIFE INSURANCE POLICIES:

A Special Meeting of Shareholders of the Salomon Brothers Strategic Bond Opportunities Series and Salomon Brothers U.S. Government Series (together the "Series"), each a series of the New England Zenith Fund, will be held on April 10, 1998. At the Shareholders Meeting, New England Life Insurance Company ("NELICO") will vote all shares of each Series held in the New England Variable Life Separate Account which are attributable to American Gateway Series Variable Life Insurance Policies in accordance with instructions received from Policy Owners. You are now being asked how shares of each Series deemed attributable to your Policy should be voted at the Shareholders Meeting.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting. After reviewing this material, please complete and execute the Instruction Form and return it in the enclosed, postage-paid, self-addressed envelope. If you fail to return an executed Instruction Form, shares of each Series deemed attributable to your Policy will be voted by NELICO in proportion to the voting instructions received from all other American Gateway Series Variable Life Insurance Policy Owners.


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



              [LETTERHEAD OF NEW ENGLAND FINANCIAL APPEARS HERE]


March 11, 1998

TO OWNERS OF ZENITH ACCUMULATOR VARIABLE ANNUITY CONTRACTS:

A Special Meeting of Shareholders of the Salomon Brothers Strategic Bond Opportunities Series and Salomon Brothers U.S. Government Series (together the "Series"), each a series of the New England Zenith Fund, will be held on April 10, 1998. At the Shareholders Meeting, Metropolitan Life Insurance Company ("MetLife") will vote all shares of each Series held in The New England Variable Account which are attributable to Zenith Accumulator Variable Annuity Contracts in accordance with instructions received from Contractholders. You are now being asked how shares of each Series deemed attributable to your Contract should be voted at the Shareholders Meeting.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting. After reviewing this material, please complete and execute the Instruction Form and return it in the enclosed, postage-paid, self-addressed envelope. If you fail to return an executed Instruction Form, shares of each Series deemed attributable to your Contract will be voted by MetLife in proportion to the voting instructions received from all other Zenith Accumulator Contractholders.


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



              [LETTERHEAD OF NEW ENGLAND FINANCIAL APPEARS HERE]


March 11, 1998

TO OWNERS OF ZENITH ACCUMULATOR VARIABLE ANNUITY CONTRACTS:

A Special Meeting of Shareholders of the Salomon Brothers Strategic Bond Opportunities Series and Salomon Brothers U.S. Government Series (together the "Series"), each a series of the New England Zenith Fund, will be held on April 10, 1998. At the Shareholders Meeting, Metropolitan Life Insurance Company ("MetLife") will vote all shares of each Series held in The New England Variable Account which are attributable to Zenith Accumulator Variable Annuity Contracts in accordance with instructions received from Contractholders. You are now being asked how shares of each Series deemed attributable to your Contract should be voted at the Shareholders Meeting. Under certain circumstances, however, annuitants have the right to instruct Contractholders as to how all or a portion of the votes attributable to a Contract are to be cast, and Contractholders are required to cast such votes as instructed.

IN ORDER FOR THE VOTES UNDER YOUR CONTRACTS TO BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU AND YOUR ANNUITANTS, YOU MUST RETURN A COMPLETED, EXECUTED INSTRUCTION FORM. If you fail to return an executed Instruction Form, shares of each Series deemed attributable to your Contracts will be voted by MetLife in proportion to the voting instructions received from all other Zenith Accumulator Contractholders.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting, as well as voting instruction forms with the names of the annuitants entitled to instruct the Contractholder.

Please forward promptly (1) one Notice of Meeting and Proxy Statement and (2) one Instruction Form to each person entitled to give voting instructions. One Instruction Form is enclosed for each Contract under which votes are subject to instruction.

The Instruction Form is to be used by each annuitant to convey instructions to you as Contractholder. INSTRUCTION FORMS COMPLETED BY YOUR ANNUITANTS SHOULD NOT BE RETURNED. AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM AN ANNUITANT, YOU SHOULD TRANSFER THESE INSTRUCTIONS TO THE ANNUITANT LISTING PROVIDED. RETURN ONLY THE SINGLE INSTRUCTION FORM IN YOUR NAME, SIGNED BY YOU, ALONG WITH THE APPROPRIATELY CHECKED ANNUITANT LIST.

If no annuitants transmit voting instructions, or if the annuitants do not have the right to instruct, cast all votes at your sole discretion by completing and signing the Instruction Form.

In order to cast votes under the Contracts, you must return an INSTRUCTION FORM signed by you, the Contract Owner.

If you have any questions concerning these procedures, please call collect, Peter Zucker, Consultant, New England Life Insurance Company (617) 578-3566.

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



              [LETTERHEAD OF NEW ENGLAND FINANCIAL APPEARS HERE]


March 11, 1998

TO OWNERS OF AMERICAN GROWTH SERIES VARIABLE ANNUITY CONTRACTS:

A Special Meeting of Shareholders of the Salomon Brothers Strategic Bond Opportunities Series and Salomon Brothers U.S. Government Series (together the "Series"), each a series of the New England Zenith Fund, will be held on April 10, 1998. At the Shareholders Meeting, New England Life Insurance Company ("NELICO") will vote all shares of each Series held in the New England Variable Annuity Separate Account which are attributable to American Growth Series Variable Annuity Contracts in accordance with instructions received from Contractholders. You are now being asked how shares of each Series deemed attributable to your Contract should be voted at the Shareholders Meeting.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting. After reviewing this material, please complete and execute the Instruction Form and return it in the enclosed, postage-paid, self-addressed envelope. If you fail to return an executed Instruction Form, shares of each Series deemed attributable to your Contract will be voted by NELICO in proportion to the voting instructions received from all other American Growth Series Variable Annuity Contractholders.


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

                            NEW ENGLAND ZENITH FUND

             SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES
                    SALOMON BROTHERS U.S. GOVERNMENT SERIES

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                APRIL 10, 1998

To the Shareholders:

  Notice is hereby given that a Special Meeting of Shareholders of the Salomon Brothers Strategic Bond Opportunities Series (the "Strategic Bond Series") and the Salomon Brothers U.S. Government Series (the "U.S. Government Series" and together with the Strategic Bond Series, the "Series"), each a series of New England Zenith Fund (the "Trust"), will be held at the offices of New England Life Insurance Company, 501 Boylston Street, 9th Floor, Boston, Massachusetts 02116, on Friday, April 10, 1998 at 10:00 a.m. Boston time, for the following purposes:

    1. To approve or disapprove a new Sub-Advisory Agreement dated November 28, 1997 relating to the Strategic Bond Series by and among TNE Advisers, Inc. ("TNE Advisers"), Salomon Brothers Asset Management Inc ("SBAM") and Salomon Brothers Asset Management Limited (to be voted on by shareholders of the Strategic Bond Series only).

    2. To approve or disapprove a new Sub-Advisory Agreement dated November 28, 1997 relating to the U.S. Government Series by and between TNE Advisers and SBAM (to be voted on by shareholders of the U.S. Government Series only).

    3. To approve or disapprove a proposal with respect to the future operations of each Series whereby each Series may from time to time, to the extent permitted by any exemption or exemptions granted by the Securities and Exchange Commission, permit TNE Advisers to enter into new or amended agreements with sub-advisers with respect to the Series without obtaining shareholder approval of such agreements, and to permit such sub-advisers to manage the assets of the Series pursuant to such sub-advisory agreements (to be voted on separately by the shareholders of each Series).

    4. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

                                          By order of the President,

                                          Maura A. Murphy, Secretary

March 11, 1998
-------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT
-------------------------------------------------------------------------------

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                            NEW ENGLAND ZENITH FUND

             SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES
                    SALOMON BROTHERS U.S. GOVERNMENT SERIES

                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of New England Zenith Fund (the "Trust") for use at the Special Meeting of Shareholders of the Salomon Brothers Strategic Bond Opportunities Series (the "Strategic Bond Series") and the Salomon Brothers U.S. Government Series (the "U.S. Government Series" and together with the Strategic Bond Series, the "Series"), each a series of the Trust, to be held at the offices of New England Life Insurance Company ("NELICO"), 501 Boylston Street, 9th Floor, Boston, Massachusetts 02116, on Friday, April 10, 1998 at 10:00 a.m. Boston time, and at any adjournment or adjournments thereof (the "Meeting"). This Proxy Statement and its enclosures are being mailed to shareholders beginning on or about March 11, 1998. A copy of the Annual Report of the Trust for the fiscal year ended December 31, 1997 may be obtained without charge by writing to NELICO at the above address or by calling (800) 356-5015.

  This Proxy Statement consists of four parts.

  PART I contains general information relating to the Meeting.

  PART II contains information relating to Proposals 1 and 2, the new Sub-Advisory Agreements for each Series.

  PART III contains information relating to Proposal 3, whereby each Series may, to the extent permitted by any exemption or exemptions granted by the Securities and Exchange Commission (the "SEC"), permit TNE Advisers, Inc. ("TNE Advisers") to enter into new or amended agreements with sub-advisers with respect to the Series without obtaining shareholder approval of such agreements, and to permit such sub-advisers to manage the assets of the Series pursuant to such sub-advisory agreements.

  PART IV contains information about the Trust, TNE Advisers, Salomon Brothers Asset Management Inc ("SBAM"), Salomon Brothers Asset Management Limited ("SBAM Ltd.") and certain other miscellaneous matters.

I. GENERAL

  All shareholders of record of the Series as of the close of business on February 13, 1998, the record date for determining shareholders entitled to vote at the Meeting (the "Record Date"), are entitled to one vote for each share of beneficial interest of the Series held as of that date. The number of shares of beneficial interest of the Strategic Bond Series issued and outstanding as of the Record Date was 6,259,497.342. The number of shares of beneficial interest of the U.S. Government Series issued and outstanding as of the Record Date was 2,000,429.259.

  Each Proposal will be voted upon only by the shareholders of the Series to which that Proposal relates, as follows:

                                                        SERIES TO WHICH EACH
                        PROPOSALS                         PROPOSAL RELATES
                        ---------                     -------------------------
  1. Approval of the new Sub-Advisory Agreement for   Strategic Bond Series
     the Strategic Bond Series by and among TNE
     Advisers, SBAM and SBAM Ltd.
  2. Approval of the new Sub-Advisory Agreement for   U.S. Government Series
     the U.S. Government Series by and between TNE
     Advisers and SBAM.
  3. Approval of a grant of authority to TNE          Strategic Bond Series and
     Advisers to enter into new sub-advisory          U.S. Government Series
     agreements without additional shareholder
     approval.

  In the case of Proposal 3, the shareholders of each Series will vote separately from the shareholders of the other Series.

  Timely, properly executed proxies will be voted as you instruct. If no choice is indicated, proxies will be voted in favor of Proposals 1, 2, and 3 set forth in the attached Notice of Meeting. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

  The costs of solicitation of proxies, to the extent that they relate to Proposal 3, will be borne by the Series. To the extent that such costs relate to Proposals 1 and 2, such costs will be borne by SBAM or its affiliates, and not by the Series. Solicitation of proxies by personal interview, mail, telephone and telegraph may be made by officers and Trustees of the Trust and employees of NELICO, TNE Advisers and New England Securities Corporation. The costs of holding the Meeting, estimated at $70,000, will be borne by the Series to the extent that such costs relate to Proposal 3. To the extent that such costs relate to Proposals 1 and 2, such costs will be borne by SBAM or its affiliates, and not by the Series.

II. NEW SUB-ADVISORY AGREEMENTS WITH SBAM AND SBAM LTD.

THE TRANSACTION

  On November 28, 1997, Salomon Inc ("Salomon"), then the ultimate parent company of SBAM and SBAM Ltd., merged with and into Smith Barney Holdings, Inc., a subsidiary of Travelers Group Inc. ("Travelers"), to form a new company called Salomon Smith Barney Holdings Inc. ("Salomon Smith Barney") (the "Transaction"). As a result of the Transaction, Travelers became the ultimate parent of SBAM and SBAM Ltd. Travelers is a diversified, integrated financial services company engaged in investment and asset management services, consumer finance and life and property and casualty insurance businesses. Travelers' investment services include investment banking, asset management, retail brokerage and other financial services.

  Under certain interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), the Transaction could be deemed to have resulted in an "assignment" causing the automatic termination of the Sub-Advisory Agreement that was in effect at the time of the Transaction by and among TNE Advisers, SBAM and SBAM Ltd. with respect to the Strategic Bond Series and the Sub-Advisory Agreement that was in effect at the time of the Transaction by and between TNE Advisers and SBAM with respect to the U.S. Government Series (each, a "Previous Sub-Advisory Agreement"). Therefore, in advance of the Transaction, new Sub-Advisory Agreements for each Series, each identical, except for the date, to the corresponding Previous Sub-Advisory Agreements, were approved by the Board of Trustees of the Trust (the "New Sub-Advisory Agreements"). Pursuant to the New Sub-Advisory Agreements, which took effect at the time of the Transaction, SBAM and SBAM Ltd. continue to serve as investment sub-advisers to the Strategic Bond Series, and SBAM continues to serve as investment sub-adviser to the U.S. Government Series. The 1940 Act ordinarily would require that each Series' shareholders approve the New Sub-Advisory Agreement relating to that Series before that New Sub-Advisory Agreement could take effect. On November 26, 1997, however, the SEC issued an exemptive order relating to the Transaction (the "SEC Exemption") allowing such agreements to take effect at the time of the Transaction, without receiving prior shareholder approval, as long as shareholder approval is obtained within 150 days after the Transaction has been completed (that is, by April 27, 1998) and certain other conditions are met.

  Pursuant to a condition of the SEC Exemption, sub-advisory fees earned since the date of the Transaction by SBAM and SBAM Ltd. in respect of the Strategic Bond Series and by SBAM in respect of the U.S. Government Series under the respective New Sub-Advisory Agreements are being maintained with a bank unaffiliated with either TNE Advisers or SBAM in a separate interest-bearing escrow account relating to each Series. As of February 28, 1998, the total sub-advisory fees placed in escrow since the Transaction were, with respect to the Strategic Bond Series, $60,171, and with respect to the U.S. Government Series, $12,447. Upon shareholder approval of the New Sub-Advisory Agreements, the amounts in the escrow account related to each Series (including interest earned on such paid fees) will be paid (1) to SBAM and SBAM Ltd. in accordance with the New Sub-Advisory Agreement for the Strategic Bond Series, and (2) to SBAM in accordance with the New Sub-Advisory Agreement for the U.S. Government Series. If either of the New Sub-Advisory Agreements is not approved by the respective Series' shareholders by April 27, 1998, such New Sub-Advisory Agreement will terminate, the amounts in the escrow account related to that Series will be released to the Series and the Trustees will consider such actions as may be in the best interest of that Series' shareholders.

  The Trustees have approved, and recommend that the shareholders of each Series approve, the New Sub-Advisory Agreement for the Strategic Bond Series (Proposal 1) and the New Sub-Advisory Agreement for the U.S. Government Series (Proposal 2). The New Sub-Advisory Agreements, the forms of which are attached to this Proxy Statement as Appendix A and Appendix B, are identical, except for their dates, to the corresponding Previous Sub-Advisory Agreements.

  If the Strategic Bond Series' shareholders approve Proposal 1, SBAM and SBAM Ltd. will continue to perform sub-advisory services for the Strategic Bond Series on the same terms as were in effect immediately before the Transaction and as are currently in effect. If the U.S. Government Series' shareholders approve Proposal 2, SBAM will continue to perform sub-advisory services for the U.S. Government Series, on the same terms as were in effect immediately before the Transaction and as are currently in effect.

ADVISORY AGREEMENT

  TNE Advisers has acted as each Series' adviser since the Series' inception on October 31, 1994, and currently acts as each Series' adviser pursuant to Advisory Agreements between TNE Advisers and each Series dated August 30, 1996 (the "Advisory Agreements"). The Trustees approved the Advisory Agreements at a meeting held on November 13, 1995, and each Series' shareholders approved the Advisory Agreement relating to that Series at a meeting held on December 28, 1995. The purpose of the submission of the Advisory Agreements for shareholder approval at such time was to approve their continuance following a change in control of TNE Advisers resulting from the merger of TNE Advisers' (and NELICO's) former parent company, New England Mutual Life Insurance Company, with and into Metropolitan Life Insurance Company ("MetLife"), with MetLife as the surviving company, which merger was consummated on August 30, 1996 (the "MetLife Merger"). The Advisory Agreements replaced substantially identical advisory agreements that were in effect prior to the MetLife Merger.

  Under each Series' Advisory Agreement, TNE Advisers has overall advisory and administrative responsibility with respect to that Series. Each Advisory Agreement also provides that TNE Advisers will, subject to its rights to delegate such responsibilities to other parties, provide to the relevant Series both portfolio management services and administrative services. TNE Advisers has subcontracted with its affiliate New England Funds, L.P. to provide, at no extra cost to the Series, certain administrative services to the Series. The address of New England Funds, L.P. is 399 Boylston Street, Boston, Massachusetts 02116. Under the Advisory Agreement for the Strategic Bond Series, a management fee is payable by the Series to TNE Advisers at the annual rate of 0.65% of the Series' average daily net assets, and under the Advisory Agreement for the U.S. Government Series, a management fee is payable by the Series to TNE Advisers at the annual rate of 0.55% of the Series' average daily net assets. For the fiscal year ended December 31, 1997, the aggregate management fees paid by the Strategic Bond Series and the U.S. Government Series to TNE Advisers under the relevant Advisory Agreements were $353,611 and $92,762, respectively. (However, pursuant to the expense deferral arrangements described below, TNE Advisers bore certain of the Series' expenses for such year.) The Proposals described in this Proxy Statement would not affect the Advisory Agreements or the management fees payable by either Series to TNE Advisers.

EXPENSE DEFERRAL ARRANGEMENTS

  Pursuant to an expense deferral agreement in effect since the Series' inception on October 31, 1994 between the Trust and TNE Advisers, which agreement TNE Advisers may terminate at any time (the "Expense Deferral Agreement"), TNE Advisers has agreed to pay the expenses of the Strategic Bond Series (exclusive of any brokerage costs, interest, taxes or extraordinary expenses) in excess of 0.85% annually of the Strategic Bond Series' average daily net assets, subject to the obligation of the Series to repay such amounts to TNE Advisers in future years, if any, when the Series' expenses fall below 0.85% annually of the Series' average daily net assets, such repayment to be made to the extent that it does not cause the total expenses in such year to exceed 0.85% annually of such Series' assets; provided, however, that the Series is not obligated to repay any expense paid by TNE Advisers more than two years after the end of the fiscal year in which such expense was incurred.

  Similarly, TNE Advisers has agreed, pursuant to the Expense Deferral Agreement, to pay the expenses of the U.S. Government Series (exclusive of any brokerage costs, interest, taxes or extraordinary expenses) in excess of 0.70% annually of the Series' average daily net assets, subject to the obligation of the Series to repay such amounts to TNE Advisers in future years, if any, when the Series' expenses fall below 0.70% annually of the Series' average daily net assets, such repayment to be made to the extent that it does not cause the total expenses in such year to exceed 0.70% of such Series' assets; provided, however, that the Series is not obligated to repay any expense paid by TNE Advisers more than two years after the end of the fiscal year in which such expense was incurred.

  Under the Expense Deferral Agreement, TNE Advisers paid $12,296 of expenses relating to the Strategic Bond Series and $46,636 of expenses relating to the U.S. Government Series for the fiscal year ended December 31, 1997. TNE Advisers may at any time terminate its obligations under the Expense Deferral Agreement to bear future expenses of the Series, and any expenses that have been deferred while the Series' expense limit was in place would never be payable by the Series unless the Series' expenses fall below the limit. It is anticipated that this Expense Deferral Agreement will continue after approval of the New Sub-Advisory Agreements by the Series' shareholders.

PREVIOUS SUB-ADVISORY AGREEMENTS

  TNE Advisers has delegated to SBAM and SBAM Ltd. its responsibility under the Advisory Agreement for the Strategic Bond Series to provide portfolio management services to the Strategic Bond Series, and to SBAM its responsibility under the Advisory Agreement for the U.S. Government Series to provide portfolio management services to the U.S. Government Series. SBAM and SBAM Ltd. have acted as sub-advisers to the Strategic Bond Series, and SBAM has acted as sub-adviser to the U.S. Government Series, since the Series' inception on October 31, 1994, and, due to the operation of the SEC Exemption, continue to act as sub-advisers to the Series pursuant to the New Sub-Advisory Agreements, which took effect as of November 28, 1997. Each New Sub-Advisory Agreement will terminate unless approved by vote of the relevant Series' shareholders on or before April 27, 1998.

  The Previous Sub-Advisory Agreements, which were replaced on November 28, 1997 by the New Sub-Advisory Agreements, required SBAM to manage the investment and reinvestment of the assets of the Series, subject to the supervision of TNE Advisers. SBAM was authorized to effect portfolio transactions for the Series, using its own discretion and without prior consultation with TNE Advisers. SBAM was also required to report periodically to TNE Advisers, its agents and the Trustees of the Trust. The Trustees approved each Previous Sub-Advisory Agreement at a meeting held on November 13, 1995, and each Series' shareholders approved the Previous Sub-Advisory Agreement relating to that Series at a meeting held on December 28, 1995. The purpose of the submission of the Previous Sub-Advisory Agreements for shareholder approval at such time was to approve their continuance following the MetLife Merger. The Previous Sub-Advisory Agreements replaced substantially identical sub-advisory agreements that were in effect prior to the MetLife Merger.

  Under the Previous Sub-Advisory Agreement relating to the Strategic Bond Series, the annual sub-advisory fee rate payable by TNE Advisers to SBAM, as compensation for all services rendered, facilities furnished and expenses borne by SBAM thereunder, was 0.35% of the first $50 million of the Series' average daily net assets, 0.30% of the next $150 million of such assets, 0.25% of the next $300 million of such assets and 0.10% of such assets in excess of $500 million. Under the Previous Sub-Advisory Agreement relating to the Strategic Bond Series, SBAM was authorized to delegate to SBAM Ltd. any or all of the responsibilities of SBAM with respect to certain foreign currency transactions and investments in non-dollar denominated debt securities related to the Series. SBAM was required to compensate SBAM Ltd. at the rate of one-third of the compensation payable to SBAM by TNE Advisers under the Previous Sub-Advisory Agreement. The New Sub-Advisory Agreement for the Strategic Bond Series provides for the same services to be performed by, and the same fees to be paid to, SBAM and SBAM Ltd. For the fiscal year ended December 31, 1997, the aggregate sub-advisory fee payable by TNE Advisers to SBAM under the Previous Sub-Advisory Agreement and the New Sub-Advisory Agreement for the Strategic Bond Series was $186,919, and the aggregate sub-advisory fee that has been paid by SBAM to SBAM Ltd. under such agreements is $39,686.

  Under the Previous Sub-Advisory Agreement relating to the U.S. Government Series, the annual sub-advisory fee rate payable by TNE Advisers to SBAM, as compensation for all services rendered, facilities furnished and expenses borne by SBAM thereunder, was 0.225% of the first $200 million of the Series' average daily net assets, 0.15% of the next $300 million of such assets and 0.10% of such assets in excess of $500 million. The New Sub-Advisory Agreement for the U.S. Government Series provides for the same services to be performed by, and the same fees to be paid to, SBAM. For the fiscal year ended December 31, 1997, the aggregate sub-advisory fee payable by TNE Advisers to SBAM under the Previous Sub-Advisory Agreement and the New Sub-Advisory Agreement for the U.S. Government Series was $37,948.

APPROVAL OF THE NEW SUB-ADVISORY AGREEMENTS BY THE TRUSTEES OF THE TRUST

  Based on a review of the investment approach and investment practices used by SBAM in managing the Series' portfolios and the Series' performance record under SBAM's management, TNE Advisers recommended and the Trustees determined that it would be appropriate for SBAM (and, in the case of the Strategic Bond Series, for SBAM Ltd.) to remain responsible for the day-to-day management of the Series' portfolios following the Transaction. Thus, on October 22, 1997, the Trustees approved the New Sub-Advisory Agreement by and among TNE Advisers, SBAM and SBAM Ltd. with respect to the Strategic Bond Series and the New Sub-Advisory Agreement by and between TNE Advisers and SBAM with respect to the U.S. Government Series. The Trustees unanimously recommend that the shareholders approve the New Sub-Advisory Agreements.

  In evaluating the New Sub-Advisory Agreements, the Trustees took into account that the New Sub-Advisory Agreements and the corresponding Previous Sub-Advisory Agreements, including their terms relating to the services to be provided by SBAM and SBAM Ltd., are identical, except for their dates. The Trustees also considered the terms of the Transaction and the possible effects of the Transaction on SBAM's and SBAM Ltd.'s ability to provide sub-advisory services to the Series. The terms of the Transaction did not provide for any changes, other than changes in the ordinary course of business, in the management, operations, personnel or legal structure of either SBAM or SBAM Ltd. The SBAM and SBAM Ltd. personnel who provide sub-advisory services to the Series were not expected to change and have not changed as a result of the Transaction. The Trustees also considered extensive information about the Series, SBAM and SBAM Ltd. (and SBAM's approach to managing each Series' portfolio), including information about SBAM's and Salomon Smith Barney's organizational structure, investment and legal and compliance personnel, compliance procedures and financial condition. The Trustees also considered SBAM's policies for placing portfolio transactions of the Series, including with broker-dealers affiliated with SBAM and broker-dealers that furnish brokerage and research services to SBAM as described below under "Portfolio Transactions and Brokerage."

  The Trustees also considered the possible effects on the Series of SBAM's affiliation with Travelers. Under the New Sub-Advisory Agreements, the 1940 Act prohibits or imposes certain conditions on the ability of the Series to engage in certain transactions with Travelers and its affiliates, including its affiliated broker, Smith Barney Inc. For example, the Series are prohibited from purchasing securities from Smith Barney Inc. in transactions in which Smith Barney Inc. acts as principal. The Series also has to satisfy certain conditions in order to engage in securities transactions in which Smith Barney Inc. is acting as an underwriter. In this connection, the management of SBAM represented to the Trustees that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Series.

  After consideration of the foregoing factors and such other factors as the Trustees deemed relevant, the Trustees concluded that it was appropriate and desirable for SBAM and SBAM Ltd. to continue, after the Transaction, to act as sub-advisers to the Series on the same terms as were in effect before the Transaction. Accordingly, the Trustees unanimously approved the New Sub-Advisory Agreements and recommend their approval by the relevant shareholders.

DESCRIPTION OF THE NEW SUB-ADVISORY AGREEMENTS

  Copies of the New Sub-Advisory Agreements for the Strategic Bond Series and the U.S. Government Series are attached to this Proxy Statement as

Appendix A and Appendix B, respectively. The following summary description of the New Sub-Advisory Agreements is qualified in its entirety by reference to the full text of the form of the Agreements.

  Like the Previous Sub-Advisory Agreements, the New Sub-Advisory Agreements require SBAM to manage the investment and reinvestment of the assets of the Series, subject to the supervision of TNE Advisers. Under the terms of the New Sub-Advisory Agreements, SBAM is authorized to effect portfolio transactions for the Series in SBAM's discretion and without prior consultation with TNE Advisers. SBAM Ltd. will continue to provide certain advisory services to SBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Strategic Bond Series. SBAM is required to report periodically to TNE Advisers, its agents and the Trustees of the Trust. Under the New Sub-Advisory Agreements, the compensation arrangements and fee rates are the same as under the Previous Sub-Advisory Agreements, as described above under "Previous Sub-Advisory Agreements."

  The New Sub-Advisory Agreements provide that they will continue in effect for two years from their date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Series, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust, TNE Advisers, SBAM and, for the Strategic Bond Series, SBAM Ltd., cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the New Sub-Advisory Agreements must be approved by TNE Advisers and SBAM (and, for the Strategic Bond Series, by SBAM Ltd.) and, if required by law, by vote of a majority of the Trustees who are not interested persons of the Trust, TNE Advisers or SBAM (or, for the Strategic Bond Series, of SBAM Ltd.), cast in person at a meeting called for the purpose of voting on such approval, and/or by vote of a majority of the outstanding voting securities of the Series. The New Sub- Advisory Agreements may be terminated without penalty by vote of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, TNE Advisers or SBAM (or, for the Strategic Bond Series, of SBAM Ltd.), or by vote of a majority of the outstanding voting securities of the Series, upon sixty days' written notice to SBAM, by SBAM upon sixty days' written notice to TNE Advisers and the Trust or, if approved by the Board of Trustees of the Trust, by TNE Advisers upon sixty days' written notice to SBAM, and each terminates automatically in the event of its assignment or upon the termination of the corresponding Advisory Agreement.

  In addition, each New Sub-Advisory Agreement will automatically terminate if SBAM requires the relevant Series to change its name so as to eliminate all references to the words "Salomon" or "Salomon Brothers" unless the continuance of the succeeding Sub-Advisory Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust, TNE Advisers or SBAM (or, for the Strategic Bond Series, of SBAM Ltd.), cast in person at a meeting called for the purpose of voting on such approval. Each New Sub-Advisory Agreement also requires that the Series change its name so as to delete any reference to "Salomon" or "Salomon Brothers" in the event that SBAM or an affiliate thereof no longer serves as sub-adviser to the Series.

  The New Sub-Advisory Agreements provide that SBAM and SBAM Ltd. shall not be subject to any liability in connection with the performance of services provided thereunder in the absence of willful misfeasance, bad faith or gross negligence in the performance of such duties or by reason of reckless disregard by SBAM or its affiliates thereunder.

TRUSTEE RECOMMENDATION

  THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE STRATEGIC BOND SERIES VOTE TO APPROVE THE NEW SUB-ADVISORY AGREEMENT FOR THE STRATEGIC BOND SERIES, AND THAT SHAREHOLDERS OF THE U.S. GOVERNMENT SERIES VOTE TO APPROVE THE NEW SUB-ADVISORY AGREEMENT FOR THE U.S. GOVERNMENT SERIES.

  In each case, approval requires the vote of the lesser of (1) 67% of the shares of the Series represented at the Meeting, if more than 50% of the shares of that Series are represented at the Meeting, or (2) more than 50% of the outstanding shares of that Series. If the shareholders of either Series do not approve that Series' New Sub-Advisory Agreement, such New Sub-Advisory Agreement will be terminated not later than April 27, 1998, any escrowed fees relating to that Series will be released to the Series and the Trustees will consider what actions may be in the best interests of such Series.

III. FUTURE SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER VOTE

  Each Series proposes, to the extent permitted by any exemption or exemptions granted by the SEC, to permit TNE Advisers to enter into new or amended agreements with any sub-adviser with respect to the Series without obtaining shareholder approval of such agreements, and to permit such sub-advisers to manage the assets of the Series pursuant to such sub-advisory agreements (Proposal 3).

  The 1940 Act generally provides that an investment adviser or sub-adviser to a mutual fund may act as such only pursuant to a written agreement which has been approved by a vote of the fund's shareholders, as well as by a vote of a majority of the trustees of the fund who are not parties to such agreement or interested persons of any party to such agreement. The Trust and TNE Advisers, however, have received from the SEC an exemption from the shareholder approval voting requirement in certain circumstances (the "SEC Voting Exemption"). Under the SEC Voting Exemption, TNE Advisers is permitted, under specified conditions, to enter into new and amended sub-advisory agreements for the management of each Series, including agreements with new sub-advisers and agreements with existing sub-advisers if there is a material change in the terms of the sub-advisory agreement or if there is an "assignment," as defined in the 1940 Act, or other event causing termination of the existing sub-advisory agreement, without obtaining the approval of the Series' shareholders of such new or amended sub-advisory agreement. Such agreements must nevertheless be approved by the Trustees, in accordance with the requirements of the 1940 Act. One of the conditions of the SEC Voting Exemption is that within 90 days after entering into a new or amended sub-advisory agreement without shareholder approval, the Series must provide to shareholders an information statement setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. Furthermore, each Series would still require shareholder approval to amend its Advisory Agreement with TNE Advisers (including any amendment to raise the management fee rate payable under such agreement) or to enter into a new advisory agreement with TNE Advisers or any other adviser.

  The Trust is requesting shareholder approval of this Proposal for several reasons. As described under Proposals 1 and 2, the Series utilize an adviser/sub-adviser management structure, where TNE Advisers acts as the Series' investment adviser, delegating the day-to-day portfolio management to a sub-adviser. Under such a structure, the Series' sub-advisers act in a capacity similar to that of the portfolio manager in a more traditional mutual fund advisory structure that does not involve a sub-adviser. Specifically, the Series' sub-advisers, like portfolio managers in a more traditional structure, manage the Series under the oversight and supervision of the Series' adviser. If a Series were to change sub-advisers, TNE Advisers would continue in its role as adviser and would continue to exercise oversight and supervision of the Series' investment affairs as conducted by the new sub-adviser. Changing the Series' sub-advisers is, therefore, analogous to the adviser's replacing the portfolio manager of a single-manager managed fund who is employed by the adviser, which does not require shareholder approval under the 1940 Act.

  In addition, given the Series' management structure, the shareholder approval requirement under the 1940 Act may cause the Series' shareholders to incur unnecessary expenses and could hinder the prompt implementation of sub-advisory changes that are in the best interest of the shareholders, such as prompt removal of a sub-adviser if circumstances warrant such removal. The Trustees believe that without the ability to employ promptly a new sub-adviser or re-employ promptly the current sub-adviser upon a change of control, as the case may be, investors' expectations may be frustrated and the Series and its shareholders could be seriously disadvantaged under the following circumstances: (a) where a sub-adviser has been terminated because its performance was unsatisfactory or its retention was otherwise deemed inadvisable, (b) where a sub-adviser has resigned and (c) where there has been an "assignment" (i.e., a change in the actual control or management of a sub-adviser) or other event causing the termination of a sub-advisory agreement.

  In the absence of an exemption, to obtain the shareholder approval required by the 1940 Act for a sub-advisory agreement, a Series must convene a shareholders' meeting, which invariably involves considerable delay and expense. Where TNE Advisers, as adviser, has recommended replacement of a sub-adviser, and the Trustees have determined that such replacement is necessary, a Series could receive less than satisfactory sub-advisory services prior to the time that an agreement with a new sub-adviser is approved by shareholders. Also, in that situation or where there has been an unexpected resignation or change in control of a sub-adviser (events which, in many cases, are beyond the control of the Series), a Series may be forced to operate with a less than satisfactory sub-adviser for some period of time. In such circumstances, without the ability to engage a new sub-adviser promptly, TNE Advisers, as the adviser, might have to assume direct responsibility on a temporary basis for management of the assets previously assigned to a sub-adviser.

TRUSTEE RECOMMENDATION

  THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH SERIES VOTE TO APPROVE THE PROPOSED GRANT OF AUTHORITY TO PERMIT TNE ADVISERS TO ENTER INTO NEW OR AMENDED AGREEMENTS WITH SUB-ADVISERS WITH RESPECT TO THE SERIES WITHOUT OBTAINING SHAREHOLDER APPROVAL OF SUCH AGREEMENTS, AND TO PERMIT SUCH SUB-ADVISERS TO MANAGE THE ASSETS OF THE SERIES PURSUANT TO SUCH SUB-ADVISORY AGREEMENTS.

  For each Series, approval requires the vote of the lesser of (1) 67% of the shares of the Series represented at the Meeting, if more than 50% of the shares of that Series are represented at the Meeting, or (2) more than 50% of the outstanding shares of that Series. If the shareholders of a Series do not approve this Proposal 3, the Trustees of the Trust will consider such alternate actions as may be in the best interests of such Series.

IV. ADDITIONAL INFORMATION

  The Trust is a diversified, open-end management investment company organized in 1987 as a business trust under the laws of Massachusetts. The Trust is a series type company with fourteen investment portfolios. The Series are two of those portfolios. Shares in the Trust are not offered directly to the general public, and currently are available only to separate accounts established by NELICO, MetLife or subsidiaries of MetLife as an investment vehicle for variable life insurance or variable annuity products, although not all of the Trust's series may be available to all such separate accounts. The address of the Trust is 501 Boylston Street, Boston, Massachusetts 02116. New England Securities Corporation, 399 Boylston Street, Boston, Massachusetts, 02116, is the principal underwriter of the Trust.

INFORMATION ABOUT TNE ADVISERS

  TNE Advisers is a wholly-owned subsidiary of New England Life Holdings, Inc., which is a wholly-owned subsidiary of NELICO, which in turn is a wholly-owned subsidiary of MetLife New England Holdings, Inc. ("MetLife Holdings"). MetLife Holdings is wholly owned by MetLife, a mutual insurance company. TNE Advisers acts as adviser to all of the series of the Trust except the Capital Growth Series. The Chairman of the Board and President of TNE Advisers is Frederick K. Zimmermann, who is Chairman of the Board, Chief Executive Officer and President and a Trustee of the Trust; Mr. Zimmermann and John F. Guthrie, Jr. are TNE Advisers' directors. Mr. Guthrie is Senior Vice President of TNE Advisers. Mr. Zimmermann's principal occupation is Executive Vice President and Chief Investment Officer of NELICO, and Mr. Guthrie's principal occupation is Vice President of NELICO. The address of TNE Advisers, New England Life Holdings, Inc., NELICO and Messrs. Zimmermann and Guthrie is 501 Boylston Street, Boston, Massachusetts 02116. The address of MetLife and MetLife Holdings is One Madison Avenue, New York, New York 10010.

INFORMATION ABOUT SBAM

  SBAM is a corporation organized under the laws of Delaware on December 24, 1987 and is registered as an investment adviser pursuant to the Investment Advisers Act of 1940 (the "Advisers Act"). As of December 31, 1997, SBAM and its worldwide investment advisory affiliates managed approximately $25.9 billion of assets, of which SBAM managed approximately $19.3 billion. SBAM is a wholly-owned subsidiary of Salomon Brothers Holding Company Inc. ("SBHC"). Prior to the Transaction, SBHC was a wholly-owned subsidiary of Salomon; as a result of the Transaction, SBHC is a wholly-owned subsidiary of Salomon Smith Barney, which in turn is a wholly-owned subsidiary of Travelers. The principal business address of SBAM and SBHC is 7 World Trade Center, New York, New York 10048. The principal business address of Travelers and Salomon Smith Barney is 388 Greenwich Street, New York, New York 10013.

  The names, titles and principal occupations of the directors and principal executive officers of SBAM are set forth in the following table.

       NAME                       TITLE AND PRINCIPAL OCCUPATION
       ----                       ------------------------------
Thomas W. Brock    Chairman, Chief Executive Officer and Managing Director of
                   SBAM and Managing Director and Member of the Management
                   Board of Salomon Brothers Inc (a wholly-owned subsidiary of
                   SBHC)

Michael S. Hyland  President, Managing Director and Member of the Board of SBAM
                   and Managing Director of Salomon Brothers Inc

Rodney B. Berens   Managing Director and Member of the Board of SBAM and
                   Managing Director and Member of the Management Board of
                   Salomon Brothers Inc

Vilas V. Gadkari   Managing Director and Member of the Board of SBAM and
                   Managing Director of Salomon Brothers Inc

  The business address of each person listed above other than Mr. Gadkari is 7 World Trade Center, New York, New York 10048, and the business address of Mr. Gadkari is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England.

INFORMATION ABOUT SBAM LTD.

  SBAM Ltd. is a company organized under the laws of England. SBAM Ltd. provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Series. SBAM Ltd. is a wholly-owned subsidiary of Salomon Brothers Europe Limited, which in turn is a wholly-owned subsidiary of Salomon (International) Finanz AG, which in turn is a wholly-owned subsidiary of SBHC. The principal business address of SBAM Ltd. and Salomon Brothers Europe Limited is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, and the principal business address of Salomon (International) Finanz AG is Schipfe 2, 8001 Zurich, Switzerland. SBAM Ltd. is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser pursuant to the Advisers Act.

  The names, titles and principal occupations of the directors and principal executive officers of SBAM Ltd. are set forth in the following table.

       NAME                      TITLE AND PRINCIPAL OCCUPATION
       ----                      ------------------------------
Michael S. Hyland  Director/Chairman of SBAM Ltd. and Managing Director of
                   Salomon Brothers Inc

Thomas W. Brock    Director of SBAM Ltd. and Managing Director and Member of
                   the Management Board of Salomon Brothers Inc

Vilas V. Gadkari   Chief Investment Officer and Director of SBAM Ltd. and
                   Managing Director of Salomon Brothers Inc

OTHER FUNDS MANAGED BY SBAM AND SBAM LTD.

  The following table sets forth certain information concerning other mutual funds that have investment objectives similar to those of the Strategic Bond Series, for which SBAM (and, where indicated, SBAM Ltd.) serves as investment adviser or sub-adviser:

                                                                  APPROXIMATE
                                      ANNUAL INVESTMENT ADVISORY   NET ASSETS
                                           OR SUB-ADVISORY       (IN THOUSANDS)
                                      FEE RATE (AS A PERCENTAGE      AS OF
                                         OF AVERAGE DAILY NET     JANUARY 31,
            NAME OF FUND                       ASSETS)                1998
            ------------              -------------------------- --------------
Salomon Brothers Strategic Bond          0.75% of all assets        $ 90,784
  Fund(1)
Strategic Bond Trust, an investment   0.35% of first $50 million    $378,740
  portfolio of NASL Series            0.30% of next $150 million
  Trust(3)(4)                         0.25% of next $300 million
                                      0.20% of over $500 million
Strategic Income Fund, an investment  0.35% of first $50 million    $ 86,026
  portfolio of North American         0.30% of next $150 million
  Funds(3)(4)                         0.25% of next $300 million
                                      0.20% of over $500 million
Nationwide Multi Sector Bond Fund(4)  0.35% of first $50 million    $  3,530
                                      0.30% of next $150 million
                                      0.25% of next $300 million
                                      0.20% of over $500 million

  The following table sets forth certain information concerning other mutual funds that have investment objectives similar to those of the U.S. Government Series, for which SBAM serves as investment adviser or sub-adviser:

                                                                 APPROXIMATE
                                                                  NET ASSETS
                                    ANNUAL INVESTMENT ADVISORY  (IN THOUSANDS)
                                         OR SUB-ADVISORY            AS OF
                                   FEE RATE (AS A PERCENTAGE OF  JANUARY 31,
          NAME OF FUND              AVERAGE DAILY NET ASSETS)        1998
          ------------             ---------------------------- --------------
Salomon Brothers U.S. Government       0.60% of all assets         $ 14,617
  Income Fund(1)(2)
Salomon Brothers/JNL U.S.          0.225% of first $150 million    $ 27,844
  Government & Quality Bond        0.175% of next $150 million
  Series, an investment portfolio  0.150% of next $200 million
  of JNL Series Trust(3)           0.100% of over $500 million
U.S. Government Securities Trust,  0.225% of first $200 million    $259,001
  an investment portfolio of NASL  0.150% of next $300 million
  Series Trust(3)                  0.100% of over $500 million

                                                                     APPROXIMATE
                                                                      NET ASSETS
                                        ANNUAL INVESTMENT ADVISORY  (IN THOUSANDS)
                                             OR SUB-ADVISORY            AS OF
                                       FEE RATE (AS A PERCENTAGE OF  JANUARY 31,
           NAME OF FUND                 AVERAGE DAILY NET ASSETS)        1998
           ------------                ---------------------------- --------------
U.S. Government Securities Fund,       0.225% of first $200 million    $82,312
  an investment portfolio of North      0.15% of next $300 million
  American Funds(3)                     0.10% of over $500 million
Salomon Brothers U.S. Government           0.225% of all assets        $ 4,081
  Securities Portfolio, an investment
  portfolio of WNL Series Trust(3)

-----------
(1) For the last fiscal year SBAM waived certain management fees.
(2) For the last fiscal year SBAM voluntarily absorbed certain expenses.

(3) With respect to this fund SBAM serves as a sub-adviser and, accordingly, the sponsoring investment adviser pays SBAM a sub-advisory fee at the rates shown under "Investment Advisory or Sub-Advisory Fee Rate."
(4) SBAM Ltd. acts as sub-adviser to this fund and is paid by SBAM out of its management fee an amount equal to the fee payable under the management contract between SBAM and the fund multiplied by the current value of net assets of the fund that SBAM allocates to SBAM Ltd.

PORTFOLIO TRANSACTIONS AND BROKERAGE

  SBAM places orders with broker-dealers for securities to be purchased by the Series. The primary objective of SBAM in choosing broker-dealers for the purchase and sale of securities for the Series' portfolio is to obtain the most favorable net results, taking into account such factors as price, commission, size of order, difficulty of execution and the degree of skill required of the broker-dealer. The capability and financial condition of the broker may also be criteria for the choice of that broker. The placing and execution of orders for the Series is also subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Series and its affiliates (including SBAM, SBAM Ltd. and their affiliates). The Series may utilize affiliates of SBAM as brokers in connection with the purchase or sale of securities in accordance with rules or exemptive orders adopted by the SEC when SBAM believes that the charge for the transaction does not exceed usual and customary levels. In addition, the Series may purchase securities in a placement for which affiliates of SBAM have acted as agent to or for issuers, consistent with applicable rules adopted by the SEC or regulatory authorization, if necessary. The Series will not purchase securities from or sell securities to any affiliate of SBAM acting as principal.

  SBAM and SBAM Ltd. on behalf of the Series may place brokerage transactions through brokers who provide SBAM or SBAM Ltd. with investment research services, including market and statistical information and quotations for portfolio valuation purposes. The terms "investment research" and "market and statistical information and quotations" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and potential buyers or sellers of securities, as well as the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy, each and all as consistent with those services mentioned in Section 28(e) of the Securities Exchange Act of 1934, as amended.

  Research provided to SBAM or SBAM Ltd. is in addition to and not in lieu of the services required to be performed by SBAM itself, and SBAM's and SBAM Ltd.'s fees will not be reduced as a result of the receipt of such supplemental information. It is the opinion of the management of SBAM and SBAM Ltd. that such information is only supplementary to SBAM's and SBAM Ltd.'s own research efforts, since the information must still be analyzed, weighed and reviewed by SBAM's or SBAM Ltd.'s staff. Such information may be useful to SBAM or SBAM Ltd. in providing services to clients other than the Series, and not all such information is necessarily used by SBAM or SBAM Ltd. in connection with the Series. Conversely, information provided to SBAM or SBAM Ltd. by brokers and dealers through whom other clients of SBAM or SBAM Ltd. effect securities transactions may prove useful to SBAM or SBAM Ltd. in providing services to the Series.

BROKERAGE TRANSACTIONS WITH AFFILIATES

  SBAM may cause the Series to pay brokerage commissions to a broker affiliated with SBAM (such as Salomon Brothers Inc) for acting as agent on purchases and sales of securities for the portfolio of the Series. SEC rules require that commissions paid to an affiliated broker of an adviser or sub-adviser to a mutual fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review these procedures periodically. During the fiscal year ended December 31, 1997, the Series did not pay any brokerage commissions to any broker then affiliated with TNE Advisers, SBAM or SBAM Ltd. or, prior to the Transaction, to Smith Barney Inc.

OWNERSHIP OF SHARES AND VOTING INFORMATION

  As of the Record Date, all of the shares of the Series were owned by either:
(1) New England Variable Life Separate Account ("NEVL Separate Account"), a separate account of NELICO, which is an indirect wholly-owned life insurance subsidiary of MetLife; (2) The New England Variable Account, a separate account of MetLife; (3) New England Variable Annuity Separate Account ("NEVA Separate Account"), a separate account of NELICO; (4) certain separate accounts of MetLife established for the pooling of contributions under certain tax-qualified group annuity contracts ("MetLife Group Separate Accounts"); or
(5) certain separate accounts of NELICO established for the pooling of contributions under certain tax-qualified group annuity contracts ("NELICO Group Separate Accounts"). The shares and percentages of the Series held by these entities are set forth below:

                            STRATEGIC BOND SERIES    U.S. GOVERNMENT SERIES
                          ------------------------- -------------------------
                             NUMBER        % OF        NUMBER        % OF
      SHAREHOLDER           OF SHARES   OUTSTANDING   OF SHARES   OUTSTANDING
      -----------         ------------- ----------- ------------- -----------
NEVL Separate Account        69,748.394     1.11%      15,876.144     0.79%
501 Boylston Street
Boston, MA 02116
The New England Variable
Account                   2,884,564.100    46.08%     939,739.539    46.98%
One Madison Avenue
New York, NY 10010
NEVA Separate Account     3,045,637.005    48.66%     998,286.017    49.90%
501 Boylston Street
Boston, MA 02116
MetLife Group Separate
Accounts                    102,382.570     1.64%      24,063.241     1.20%
501 Boylston Street
Boston, MA 02116
NELICO Group Separate
Accounts                    157,165.273     2.51%      22,464.318     1.12%
501 Boylston Street
Boston, MA 02116
                          -------------   -------   -------------   -------
  Totals                  6,259,497.342   100.00%   2,000,429.259   100.00%

  As of the Record Date, the officers and Trustees of the Trust as a group owned beneficially less than 1% of the outstanding shares of each Series.

  The Trust is subject to special voting provisions. As of the Record Date, the Trust served as an investment vehicle for use only in connection with (1) variable life insurance contracts offered by NELICO and (2) certain variable annuity contracts, including group annuity contracts, of MetLife and NELICO. All shares of the Series owned by NEVL Separate Account and NEVA Separate Account are attributable to variable life insurance policies and variable annuity contracts issued by NELICO or to charges assessed by NELICO against those policies and contracts. NELICO has agreed that each owner of such a policy or contract (an "Owner") will be permitted to instruct NELICO as to how shares of the Trust attributable to the policies or contracts owned by such Owner should be voted at meetings of Trust shareholders. With respect to each of these separate accounts, all shares of each Series attributable to such policies and contracts for which no Owner instructions have been received by NELICO and all shares of such Series attributable to charges assessed by NELICO against such policies and contracts will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the shares for which Owner instructions have been received by NELICO with respect to policies or contracts issued by such separate account. All shares of the Series held by The New England Variable Account are attributable to variable annuity contracts of MetLife or to charges assessed by MetLife against such contracts. The holder of each such contract (a "Contractholder") has the right to instruct MetLife as to how to vote the shares of the Trust attributable to such contract. All shares of each Series held by The New England Variable Account for which no Contractholder instructions have been received by MetLife and any shares of such Series attributable to charges assessed by MetLife against variable annuity contracts will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the shares for which Contractholder instructions have been received by MetLife. All shares of each Series held by NELICO Group Separate Accounts or MetLife Group Separate Accounts will be voted for, voted against or withheld from voting on any proposal in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions.

CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

  The following persons are both officers or Trustees of the Trust and officers or directors of TNE Advisers: Frederick K. Zimmermann, John F. Guthrie, Jr., Alan C. Leland, Jr., Maura A. Murphy and Thomas C. McDevitt.

OTHER MATTERS

  The holders of forty percent of the shares of a Series outstanding on the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of that Series at the Meeting, although it is necessary for at least a majority of the shares of a Series to be represented at the Meeting in order for the New Sub-Advisory Agreement or the proposed grant of authority to TNE Advisers to enter into new sub-advisory agreements without additional shareholder approval to be approved for that Series. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of each Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions as present for purposes of determining the presence of a quorum. Assuming the presence of a quorum, abstentions have the effect of a negative vote on each Proposal.

  In the event that a quorum is not present for purposes of acting on each Proposal, or if sufficient votes in favor of each Proposal are not received by the time of the Meeting, the persons named as proxies may vote on those matters for which a quorum is present and as to which sufficient affirmative votes have been received, and may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not then been adopted. They will vote against any such adjournment those proxies required to be voted against each Proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such Proposals.

  Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is Proposals 1, 2 and 3 mentioned in the Notice of Special Meeting. However, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

  The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

March 11, 1998

                                                                     APPENDIX A

                            SUB-ADVISORY AGREEMENT

             SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

  This Sub-Advisory Agreement (this "Agreement") is entered into as of November 28, 1997 by and among TNE Advisers, Inc., a Massachusetts corporation (the "Manager"), Salomon Brothers Asset Management Inc, a Delaware corporation (the "Sub-Adviser"), and Salomon Brothers Asset Management Limited ("SBAM Ltd.").

  WHEREAS, the Manager has entered into an Advisory Agreement dated August 30, 1996 (the "Advisory Agreement") with New England Zenith Fund (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to the Salomon Brothers Strategic Bond Opportunities Series of the Trust (the "Series");

  WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

  WHEREAS, the Manager desires to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement;

  WHEREAS, the Manager and the Sub-Adviser desire to retain SBAM Ltd. to render certain services as described herein.

  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Sub-Adviser agree as follows:

  1. SUB-ADVISORY SERVICES.

    a. The Sub-Adviser shall, subject to the supervision of the Manager and in cooperation with any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series. The Sub-Adviser shall manage the Series in conformity with
  (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code) and Section 817 of the Code, all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Series as the Manager shall determine are necessary in order for the Series to comply with the Policies.

    b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of the Series with representatives or agents of the Manager, the Administrator or the Trust at their reasonable request. The Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested to the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act.

    c. The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser's and SBAM Ltd.'s respective Form ADV as filed with the Securities and Exchange Commission and as amended from time to time and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

  2. OBLIGATIONS OF THE MANAGER.

    a. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

    b. The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the Trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

  3. CUSTODIAN. The Manager shall provide the Sub-Adviser with a copy of the Series's agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is required by and taken in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.

  4. PROPRIETARY RIGHTS. The Manager agrees and acknowledges that the Sub-Adviser is the sole owner of the names and marks "Salomon" and "Salomon Brothers" and that all use of any designation consisting in whole or part of such names or marks (a "Salomon Mark") under this Agreement shall inure to the benefit of the Sub-Adviser. The Manager on its own behalf and on behalf of the Series agrees not to use any Salomon Mark in any advertisement or sales literature or other materials promoting the Series, except with the prior written consent of the Sub-Adviser. Without the prior written consent of the Sub-Adviser, the Manager shall not, and the Manager shall use its best efforts to cause the Trust not to, make representations regarding the Sub-Adviser in any disclosure document, advertisement or sales literature or other materials relating to the Series. Upon termination of this Agreement for any reason, the Manager shall cease, and the Manager shall use its best efforts to cause the Series to cease, all use of any Salomon Mark(s) as soon as reasonably practicable.

  5. EXPENSES. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

  6. PURCHASE AND SALE OF ASSETS. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub- Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Series.

  7. COMPENSATION OF THE SUB-ADVISER. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Manager shall pay the Sub-Adviser compensation at the annual rate of 0.35% of the first $50 million of the average daily net assets of the Series, 0.30% of the next $150 million of such assets, 0.25% of the next $300 million of such assets and 0.10% of such assets in excess of $500 million. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement. The Manager may from time to time waive the compensation it is entitled to receive from the Trust; however, any such waiver will have no effect on the Manager's obligation to pay the Sub-Adviser the compensation provided for herein.

  8. NON-EXCLUSIVITY. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager.

  9. LIABILITY. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties. The Manager shall hold harmless and indemnify the Sub-Adviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Series that is not based upon the obligations of the Sub-Adviser with respect to the Series under this Agreement. The Manager acknowledges and agrees that the Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Series or that the Series will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

  10. EFFECTIVE DATE AND TERMINATION. This Agreement shall become effective as of the date of its execution, and

    a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager, the Sub-Adviser or SBAM Ltd., cast in person at a meeting called for the purpose of voting on such approval;

    b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

    c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement;

    d. this Agreement may be terminated by the Sub-Adviser on sixty days' written notice to the Manager and the Trust, or, if approved by the Board of Trustees of the Trust, by the Manager on sixty days' written notice to the Sub-Adviser; and

    e. if the Sub-Adviser requires the Series to change its name so as to eliminate all references to the words "Salomon" or "Salomon Brothers," then this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

  Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

  11. AMENDMENT. This Agreement may be amended at any time by mutual consent of the Manager, the Sub-Adviser and SBAM Ltd., provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager, the Sub-Adviser or SBAM Ltd., cast in person at a meeting called for the purpose of voting on such approval.

  12. CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

  13. DELEGATION TO SBAM LTD. ETC.

    a. The Sub-Adviser may from time to time delegate to SBAM Ltd. any or all of the responsibilities of the Sub-Adviser hereunder with respect to transactions of the Series in (1) foreign currencies and (2) debt securities denominated in currencies other than the U.S. dollar (but shall not delegate any of the rights of the Sub-Adviser hereunder); provided, however, that the Sub-Adviser shall be liable under this Agreement for any acts or omissions of SBAM Ltd. to the same extent as if such acts or omissions were committed by the Sub-Adviser itself.

    b. The Sub-Adviser shall compensate SBAM Ltd. for its services hereunder at the rate of one-third of the compensation payable hereunder to the Sub-Adviser by the Manager. In no event shall SBAM Ltd. be entitled to any compensation hereunder from any person other than the Sub-Adviser (including without limitation the Manager, the Administrator or the Trust).

  14. GENERAL.

    a. The Sub-Adviser and SBAM Ltd. may perform their services through any of their employees, officers or agents, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Series shall perform the portfolio management duties described therein until the Sub-Adviser notifies the Manager that one or more other employees, officers or agents of the Sub-Adviser or SBAM Ltd., identified in such notice, shall assume such duties as of a specific date.

    b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

    c. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

                                        TNE Advisers, Inc.


                                        By: /s/ John F. Guthrie, Jr.
                                           ------------------------------------
                                           John F. Guthrie, Jr.
                                           Senior Vice President

                                        Salomon Brothers Asset Management Inc


                                        By: /s/ Michael S. Hyland
                                           ------------------------------------
                                           Name:     Michael S. Hyland
                                           Title:    President

                                        Salomon Brothers Asset Management
                                          Limited


                                        By: /s/ Michael S. Hyland
                                           ------------------------------------
                                           Name:     Michael S. Hyland
                                           Title:    Director/Chairman

                                                                     APPENDIX B

                            SUB-ADVISORY AGREEMENT

                    SALOMON BROTHERS U.S. GOVERNMENT SERIES

  This Sub-Advisory Agreement (this "Agreement") is entered into as of November 28, 1998 by and between TNE Advisers, Inc., a Massachusetts corporation (the "Manager") and Salomon Brothers Asset Management Inc., a Delaware corporation (the "Sub-Adviser").

  WHEREAS, the Manager has entered into an Advisory Agreement dated August 30, 1996 (the "Advisory Agreement") with New England Zenith Fund (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to the Salomon Brothers U.S. Government Series of the Trust (the "Series");

  WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

  WHEREAS, the Manager desires to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Sub-Adviser agree as follows:

  1. SUB-ADVISORY SERVICES.

    a. The Sub-Adviser shall, subject to the supervision of the Manager and in cooperation with any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series. The Sub-Adviser shall manage the Series in conformity with
  (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code) and Section 817 of the Code, all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Series as the Manager shall determine are necessary in order for the Series to comply with the Policies.

    b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of the Series with representatives or agents of the Manager, the Administrator or the Trust at their reasonable request. The Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested to the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act.

    c. The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and as amended from time to time and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

  2. OBLIGATIONS OF THE MANAGER.

    a. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

    b. The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the Trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

  3. CUSTODIAN. The Manager shall provide the Sub-Adviser with a copy of the Series's agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is required by and taken in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.

  4. PROPRIETARY RIGHTS. The Manager agrees and acknowledges that the Sub-Adviser is the sole owner of the names and marks "Salomon" and "Salomon Brothers" and that all use of any designation consisting in whole or part of such names or marks (a "Salomon Mark") under this Agreement shall inure to the benefit of the Sub-Adviser. The Manager on its own behalf and on behalf of the Series agrees not to use any Salomon Mark in any advertisement or sales literature or other materials promoting the Series, except with the prior written consent of the Sub-Adviser. Without the prior written consent of the Sub-Adviser, the Manager shall not, and the Manager shall use its best efforts to cause the Trust not to, make representations regarding the Sub-Adviser in any disclosure document, advertisement or sales literature or other materials relating to the Series. Upon termination of this Agreement for any reason, the Manager shall cease, and the Manager shall use its best efforts to cause the Series to cease, all use of any Salomon Mark(s) as soon as reasonably practicable.

  5. EXPENSES. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

  6. PURCHASE AND SALE OF ASSETS. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub- Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Series.

  7. COMPENSATION OF THE SUB-ADVISER. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Manager shall pay the Sub-Adviser compensation at the annual rate of 0.225% of the first $200 million of the average daily net assets of the Series, 0.15% of the next $300 million of such assets and 0.10% of such assets in excess of $500 million. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement. The Manager may from time to time waive the compensation it is entitled to receive from the Trust, however, any such waiver will have no effect on the Manager's obligation to pay the Sub-Adviser the compensation provided for herein.

  8. NON-EXCLUSIVITY. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager.

  9. LIABILITY. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties. The Manager shall hold harmless and indemnify the Sub-Adviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Series that is not based upon the obligations of the Sub-Adviser with respect to the Series under this Agreement. The Manager acknowledges and agrees that the Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Series or that the Series will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

  10. EFFECTIVE DATE AND TERMINATION. This Agreement shall become effective as of the date of its execution, and

    a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

    b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

    c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement;

    d. this Agreement may be terminated by the Sub-Adviser on sixty days' written notice to the Manager and the Trust, or, if approved by the Board of Trustees of the Trust, by the Manager on sixty days' written notice to the Sub-Adviser; and

    e. if the Sub-Adviser requires the Series to change its name so as to eliminate all references to the words "Salomon" or "Salomon Brothers," then this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

  Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

  11. AMENDMENT. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

  12. CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

  13. GENERAL.

    a. The Sub-Adviser may perform its services through any employee, officer or agent of the Sub-Adviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Series shall perform the portfolio management duties described therein until the Sub-Adviser notifies the Manager that one or more other employees, officers or agents of the Sub-Adviser, identified in such notice, shall assume such duties as of a specific date.

    b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

    c. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

                                        TNE Advisers, Inc.



                                        By: /s/ John F. Guthrie, Jr.
                                           -------------------------------
                                           John F. Guthrie, Jr.
                                           Senior Vice President

                                        Salomon Brothers Asset Management Inc


                                        By: /s/ Michael S. Hyland
                                           -------------------------------
                                           Name:   Michael S. Hyland
                                           Title:  President

                                INSTRUCTION FORM

          THE PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED ON
               BEHALF OF THE TRUSTEES OF NEW ENGLAND ZENITH FUND

The undersigned hereby instructs that all shares of the Salomon Brothers Strategic Bond Opportunities Series and/or the Salomon Brothers U.S. Government Series (each a "Series," and collectively, the "Series") of New England Zenith Fund deemed attributable to the undersigned's contracts with the issuing insurance company be voted at the Special Meeting of Shareholders of the Series on April 10, 1998 (the Notice and Proxy Statement with respect to which have been received by the undersigned), and at all adjournments thereof, on each proposal described in said Notice as set forth on the reverse side hereof.

The issuing insurance company is authorized to vote in its discretion on any other matters which may properly come before the meeting.

            YOUR VOTE IS IMPORTANT. PLEASE VOTE AS SOON AS POSSIBLE

                * * * * * * PLEASE SEE REVERSE SIDE * * * * * *

------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE     Please mark   [X]
ITEMS BELOW PERTAINING TO THE RELEVANT SERIES              your votes as
                                                           indicated in
                                                           this example

1. With respect to the Salomon Brothers                    FOR  AGAINST ABSTAIN
   Strategic Bond Opportunities Series, to                 [_]     [_]    [_]
   approve the Sub-Advisory Agreement dated
   November 28, 1997 by and among TNE
   Advisers, Inc., Salomon Brothers Asset
   Management Inc and Salomon Brothers Asset
   Management Limited.

2. With respect to the Salomon Brothers U.S.               FOR  AGAINST ABSTAIN
   Government Series, to approve the Sub-                  [_]     [_]    [_]
   Advisory Agreement dated November 28,
   1997 by and between TNE Advisers, Inc.
   and Salomon Brothers Asset Management
   Inc.

3. To approve a grant of authority whereby each Series may from time to time, to the extent permitted by an exemption or exemptions granted by the Securities and Exchange Commission, permit TNE Advisers,
   Inc. to enter into new or amended
   agreements with sub-advisers with respect to the Series without obtaining shareholder approval of such agreements, and to permit such sub-advisers to manage the assets of the Series pursuant to such sub-advisory agreements.

   3a.With respect to the Salomon Brothers                 FOR  AGAINST ABSTAIN
      Strategic Bond Opportunities Series                  [_]     [_]    [_]

   3b.With respect to the Salomon Brothers U.S.            FOR  AGAINST ABSTAIN
      Government Series                                    [_]     [_]    [_]


                                     If this form is signed and returned with no choice indicated as to any relevant proposal above, such shares shall be voted FOR such proposal.

                                        DATE       /       / 1998
                                        -------------------------

                                     -------------------------------------------
                                     Signature

                                     -------------------------------------------
                                     Signature, If Jointly Held

                                     If acting as Attorney, Executor, Trustee or in other representative capacity, please sign name and title.

--------------------------------------------------------------------------------
             PLEASE FOLD AND DETACH HERE AND READ THE REVERSE SIDE

                               VOTE BY TELEPHONE

                         QUICK *** EASY *** IMMEDIATE

 Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your instruction form.

 . You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

 -------------------------------------------------------------------------------
 OPTION #1: To vote as the Board of Trustees recommends on ALL relevant proposals, Press 1
 -------------------------------------------------------------------------------

               WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.
 -------------------------------------------------------------------------------
 OPTION #2: If you choose to vote on each proposal separately, press 0. You will hear these Instructions.
 -------------------------------------------------------------------------------

  Proposal 1: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

 The instructions are the same for all remaining proposals.

               WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

 -------------------------------------------------------------------------------
      PLEASE DO NOT RETURN THE ABOVE INSTRUCTION FORM IF VOTED BY PHONE.
 -------------------------------------------------------------------------------

                                                          ======================
  CALL ** TOLL FREE ** ON A TOUCH TONE TELEPHONE
            1-888-776-5660 - ANYTIME
     There is NO CHARGE to you for this call.                 CONTROL NUMBER
                                                          ======================